[TERRA LOGO]                                               Terra Industries Inc.
                                  ------------                 600 Fourth Street
                                  EXHIBIT 99.1                     P.O. Box 6000
                                  ------------         Sioux City, IA 51102-6000
                                                         www.terraindustries.com
================================================================================
                                      NEWS
================================================================================
For immediate release                                    Contact: Mark Rosenbury
                                                                  (712) 279-8756
                                                  mrosenbury@terraindustries.com


           TERRA NITROGEN COMPANY, L.P. REPORTS FIRST QUARTER RESULTS;
                           DECLARES CASH DISTRIBUTION

Sioux City, Iowa (April 29, 2004)--Terra Nitrogen Company, L.P. (TNCLP) (NYSE symbol: TNH) today reported net income of $12.0 million, or $.64 per limited partnership unit, on revenues of $108.3 million for the first quarter ended March 31, 2004. This compares with a net loss of $7.0 million, or $.37 per unit, on revenues of $70.9 million for the 2003 first quarter. The profitability improvement was due to higher sales volumes and selling prices, partially offset by higher natural gas costs.

TNCLP also announced a cash distribution for the quarter ended March 31, 2004, of $.25 per limited partnership unit payable May 25, 2004, to holders of record as of May 10, 2004.

TNCLP's higher sales volumes over the 2003 period reflect strong 2004 customer demand and first quarter 2003 production curtailments due to a natural gas price spike in late February 2003. TNCLP's natural gas unit costs for the 2004 first quarter, net of about $3.2 million of cost reductions realized from forward purchase contracts, were 13 percent higher than those incurred in the 2003 first quarter. Ammonia, nitrogen solutions and urea selling prices for the 2004 first quarter were 24, 29 and 19 percent higher, respectively, than 2003 first quarter selling prices. The higher prices were due mainly to lower global ammonia and other nitrogen product supplies.

TNCLP's forward purchase contracts at March 31, 2004, fixed prices for about
23.1 percent of its next 12 months' natural gas requirements at about $2.3 million below the published forward market prices at that date.

Terra Nitrogen Company, L.P. is a leading manufacturer of nitrogen fertilizer products.

Information contained in this release, other than historical information, may be considered forward-looking. Forward-looking information reflects management's current views of future events and financial performance that involve a number of risks and uncertainties. The factors that could cause actual results to differ materially include, but are not limited to, the following: changes in financial markets, general economic conditions within the agricultural industry, competitive factors and price changes (principally nitrogen fertilizer selling prices and natural gas costs), changes in product mix, changes in the seasonality of demand patterns, changes in weather conditions, changes in governmental regulations and other risks described in the "Factors That Affect Operating Performance" section of TNCLP's current annual report.

                                      # # #

Note: Terra Nitrogen Company, L.P. news announcements are also available on Terra Industries' web site, www.terraindustries.com.


                                 (Tables follow)

                                     TERRA NITROGEN COMPANY, L.P.
                              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                (in thousands except per-unit amounts)
                                              (unaudited)


                                                                       Three Months Ended
                                                                            March 31
                                                                 -----------------------------
                                                                   2004                2003
                                                                 ----------        -----------

Product revenues                                                 $  108,213        $    70,855
Other income                                                             71                 82
                                                                 ----------        -----------

        Total revenues                                              108,284             70,937
                                                                 ----------        -----------

Cost of goods sold                                                   91,970             72,660
Depreciation and amortization                                         2,338              3,301
                                                                 ----------        -----------

        Total cost of sales                                          94,308             75,961
                                                                 ----------        -----------

        Total gross profit                                           13,976             (5,024)

Operating expenses                                                    2,173              2,019
Interest expenses--net                                                 (199)               (10)
                                                                 ----------        -----------

        Net income                                               $   12,002        $    (7,033)
                                                                 ==========        ===========

Earnings (loss) per limited partnership unit                     $     0.64        $     (0.37)
                                                                 ==========        ===========


The amount of net income allocable to the Limited Partners' interest is based on the Partnership's net income and the proportionate share of cash distributed to the Limited Partners and the General Partner.


NITROGEN VOLUMES AND PRICES

                                                           2004                               2003
                                              ----------------------------       ----------------------------
                                                 Sales            Average           Sales            Average
QUARTER                                         Volumes         Unit Price         Volumes         Unit Price
                                              (000 tons)         (per ton)       (000 tons)         (per ton)
                                              ----------        ----------       ----------        ----------

Ammonia                                            81              $272               50              $219
Nitrogen Solutions                                503               111              438                86
Urea                                              122               182              102               153


                                       TERRA NITROGEN COMPANY, L.P.
                                   CONDENSED CONSOLIDATED BALANCE SHEETS
                                              (in thousands)
                                                (unaudited)


                                                                                    March 31,
                                                                     -------------------------------------
                                                                         2004                      2003
                                                                     -----------               -----------
ASSETS
       Cash and short-term investments                               $    48,480               $    13,458
       Accounts receivable                                                21,720                    18,779
       Inventories                                                        27,946                    43,863
       Other current assets                                                5,826                     2,743
                                                                     -----------               -----------

              Total current assets                                       103,972                    78,843

       Property, plant and equipment, net                                 82,706                   123,616
       Other assets                                                        8,691                     9,598
                                                                     -----------               -----------

             Total assets                                            $   195,369               $   212,057
                                                                     ===========               ===========


LIABILITIES
       Short-term debt                                               $        58               $        56
       Accounts payable and accrued liabilities                           48,803                    45,372
                                                                     -----------               -----------
              Total current liabilities                                   48,861                    45,428

       Long-term debt                                                      8,200                     8,200
       Other liabilities                                                   1,659                     5,435
                                                                     -----------               -----------

              Total liabilities                                           58,720                    59,063

       PARTNERS' EQUITY                                                  136,649                   152,994
                                                                     -----------               -----------

              Total liabilities and partners' equity                 $   195,369               $   212,057
                                                                     ===========               ===========